UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Gladstone Commercial Corporation

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Your Vote Counts!
GLADSTONE COMMERCIAL CORPORATION
2022 Annual Meeting
Vote by May 04, 2022 11:59 PM ET
GLADSTONE COMMERCIAL CORPORATION 1521 WESTBRANCH DRIVE, SUITE 100 MCLEAN, VA 22102
Ricky Campana P.O. Box 123456 Suite 500
51 Mercedes Way Edgewood, NY 11717
1 OF                2
322,224 30# 148,294
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You invested in GLADSTONE COMMERCIAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 05, 2022.
Get informed before you vote
View the Notice & of Proxy oxy Statement, Annual Report Report,1234567890123456789012345678901234567890, online OR you can receive a free paper or email copy of 123456789012345678 the material(s) by requesting 9012345678901234567890, prior to April 21, 2022. 1234567890123456789012345678901234567890, If you would like to request a copy of the material(s) 12345678901234567890123456789012345 for this and/or future stockholder meetings, you 67890 may online (1) visit OR www. you can ProxyVote. eceive a com, free (2) paper call copy 1-800-579-1639 of voting material(s) or (3) send by an requesting email to prior sendmaterial@proxyvote. to <matcutoff>. If you com. woul If sending l k to an request email, please copy include of the your voting control material(s), number you (indicated may (1) below) visit www. in theProxyVote. subject line. com, Unless (2) requested, call 1-800-579-1639 you will not or otherwise (3) send receive an email a to sendmaterial@proxyvote. paper or email copy. com. If sending an email, please include your control number (indicated below) in the subject line.
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Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 05, 2022 11:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/GOOD2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder shareholder meeting.. Please follow the instructions on the reverse side to vote these important matters.
SHARE CLASSES REPRESENTED FOR VOTING
THE COMPANY NAME INC.—COMMON ASDFGHJKL    123456789.1234 THE COMPANY NAME INC.—CLASS A                123456789.1234 THE COMPANY NAME INC.—CLASS B                123456789.1234 THE COMPANY NAME INC.—CLASS C                123456789.1234 THE COMPANY NAME INC.—CLASS D
123456789.1234 THE COMPANY NAME INC.—CLASS E                123456789.1234 THE COMPANY NAME INC.—CLASS F                123456789.1234 THE COMPANY NAME INC.—401 K                123456789.1234
Voting Items Board Recommends
1. Election of Directors
Nominees: For
01) David Gladstone 02) Paul W. Adelgren 03) John H. Outland
2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public
For accounting firm for our fiscal year ending December
31, 2022.
NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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